UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2016

CVS HEALTH CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island 02895

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 765-1500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 31, 2016, CVS Health Corporation, a Delaware corporation (the “Company”), issued a press release announcing the early tender results, pricing, election of early settlement and increase in the maximum tender offer amount with respect to those notes listed in the press release, in connection with the Company’s previously announced cash tender offers commenced on May 16, 2016.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated May 31, 2016, of CVS Health Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 31, 2016	By:	/s/ David M. Denton
	Name:	David M. Denton
	Title:	Executive Vice President and Chief Financial
Officer

3